Exhibit 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                GPN NETWORK, INC.



                                                              CUSIP 36226E 10 1

NUMBER __________                                            SHARES __________


                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT
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                                       SPECIMEN

IS THE RECORD HOLDER OF
                        -------------------------------------------------------
                   SHARES OF GPN NETWORK, INC. COMMON STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                      SEAL


     /S/ TODD M. FICETO                            /S/ TODD M. FICETO
------------------------------------           --------------------------------
         Secretary                                     President

Countersigned and Registered:
         Stalt, Inc.
         848 Tanager Street, Suite N
         Incline Village, NV  89451
         (775) 831-3335


By:
   ---------------------------------
         Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common           UNIF GIFT MIN ACT-_____Custodian_____
TEN ENT - as tenants by the entireties                     (Cust)      (Minor)
JT TEN -  as joint tenants with right of                   under Uniform Gifts
          survivorship and not as tenants                  to Minors Act
          in common.                                                     -----
                                                                         State

         Additional abbreviations may also be used though not in the above list.

   For Value Received, ___________________ hereby sell, assign and transfer unto

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
        ------------------------

                                          X
                                          -------------------------------------


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      SIGNATURE GUARANTEE                 NOTICE:  THE SIGNATURE TO THIS
(BY BANK, BROKER, CORPORATE OFFICER)      AGREEMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE, IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER